GIBRALTAR INDUSTRIES, INC.

AMENDED AND RESTATED 2018 EQUITY INCENTIVE PLAN

Award of Performance Units

THIS AWARD is made to [PARTICIPANT NAME] (the “Recipient”) as of [GRANT DATE].

Recitals:

Effective as of May 3, 2023, Gibraltar Industries, Inc. (the “Company”) adopted an equity based incentive plan known as the Gibraltar Industries, Inc. Amended and Restated 2018 Equity Incentive Plan (the “Plan”).

An Award to the Recipient of [TOTAL AWARDS] Performance Units (the “Targeted Performance Unit Award”) has been approved as provided for by the Plan. These Performance Units will be converted into Shares of Common Stock which will be issued to the Recipient provided that the Company achieves certain Performance Goals established by the Committee. The actual number of Performance Units with respect to which the Recipient shall be entitled to receive a distribution of Shares of Common Stock shall be increased or decreased, depending on the degree to which the Company achieves a level of performance which exceeds or is less than Performance Goals established by the Committee; provided that the number of additional Performance Units which may be credited to the Recipient shall not exceed the number of Performance Units contained in the Targeted Performance Unit Award with the result that maximum number of Performance Units with respect to which the Recipient may be entitled to receive a distribution of Shares of Common Stock as a result of this Award is two (2) times the number of Performance Units contained in the Targeted Performance Unit Award.

The Plan provides that the terms and conditions of each Award are to be specified in a written instrument.

The Award of Performance Units to the Recipient on the terms and conditions contained in this instrument has been approved according to the terms of the Plan.

Grant of Award:

NOW, THEREFORE, the Company hereby grants an Award of Performance Units to the Recipient on the following terms and conditions:

1. Award of Performance Units. Subject to the terms and conditions of this Award instrument (“Instrument”), the Recipient is hereby granted an Award of Performance Units equal in number to the number of Performance Units contained in the Targeted Performance Unit

Award. The number of Performance Units with respect to which the Recipient shall be entitled to receive a distribution of Shares of Common Stock shall be increased or decreased based on the degree to which the Company has achieved or failed to achieve the Performance Goals established by the Committee. Provided that the Recipient satisfies the terms and conditions set forth in this Instrument, the Performance Units awarded to the Recipient will be converted into Shares of Common Stock and issued to the Recipient as provided for in this Instrument. Any reference in this Instrument to Performance Units shall be deemed to refer only to the Performance Units granted pursuant to the Award reflected in this Instrument together with any Dividend Equivalent Units attributable to such Performance Units and any additional Performance Units credited to the Recipient with respect to the Performance Units referred to above pursuant to the anti-dilution provisions of the Plan.

2. Restriction on Transfer. The Performance Units issued pursuant to this Award shall be subject to the Restrictions on transfer set forth in Section 8.01 of the Plan.

3. Performance Period and Performance Goals. The Performance Period for the Performance Units contained in this Award shall be the period beginning January 1, [Year of Performance Period Commencement] and ending December 31, [Year of Performance Period Commencement]. The Performance Goal which shall be in effect for the Performance Period shall be the achievement by the Company of a return on invested capital (“ROIC”) for the Performance Period (hereinafter the “Company ROIC”), which Company ROIC is equal to the Targeted ROIC the Performance. The Targeted ROIC for the Performance Period has been established by the Committee as _____%. The Company ROIC shall be equal to a fraction, the numerator of which is equal to the sum of the Company’s Net Income and the Company’s Net Interest Expense; and the denominator of which is an amount equal to the sum of the Company’s Monthly Average Debt and Monthly Average Equity minus the Company’s Monthly Average Cash. At the discretion of the Committee, the calculation of Company ROIC will be adjusted to remove the impact of net restructuring charges, net other non-routine charges and discontinued operations on the calculation of the Company ROIC. The Company’s Net Income is as reported in the Company’s consolidated annual financial statements, the Company’s Net Interest Expense is interest expense as reported in the Company’s consolidated annual financial statements, net of the tax benefit of interest expense, the Company’s Monthly Average Debt, Monthly Average Equity and Monthly Average Cash are based on the average of the balances of Debt, Equity and Cash, respectively, on the Company’s consolidated financial statements as of the end of each calendar month during the thirteen (13) month period beginning December 31, [Year Immediately Preceding Year of Performance Period Commencement] and ending December 31, [Year of Performance Period Commencement].

4. Issuances of Shares to Employed Recipients. Except as otherwise provided in Section 9 below, if, prior to [Date Established by Compensation Committee in Connection with Award Grant] (hereinafter the “Vesting Date”), there has not been a Change in Control and the Recipient is still in the employ of the Company on the Vesting Date, the Company shall, no earlier than February 1, [Year Immediately Following Vesting Date] and no later than March 1, [Year Immediately Following Vesting Date] (such period being hereinafter the “Intended Payment Period”), issue to the Recipient, Shares of Common Stock, equal in number to the number of the Performance Units (and related Dividend Equivalent Units) which are deemed to have been earned by the Recipient for the Performance Period (as determined pursuant to Section 7 hereof).

5. Issuances of Shares Upon Certain Terminations of Employment. Notwithstanding any provisions of Section 6.10 of the Plan to the contrary and subject, in all cases, to the provisions of the Omnibus Code Section 409A Compliance Policy adopted by the Company effective January 1, 2009 and Section 9 below:

(a) if: (i) prior to the Vesting Date, there has not been a Change in Control which has resulted in the issuance of Shares of Common Stock to the Recipient pursuant to Section 8 hereof; and (ii) the Recipient terminates his employment with the Company after: (A) the later of: (I) the end of the Performance Period; and (II) the first anniversary of the date the Award is made to the Recipient; and (B) after the Recipient has attained at least age sixty (60) and completed at least five (5) years of service with the Company (as determined under the rules governing years of service provided for by the Company’s 401(k) plan) (any such Recipient who has attained at least age sixty (60) and completed at least five (5) years of service being hereinafter a “Retirement Eligible Recipient”); then (ii) during the Intended Payment Period, the Company shall issue to the Retirement Eligible Recipient, Shares of Common Stock, equal in number to the number of the Performance Units (and related Dividend Equivalent Units) which are deemed to have been earned by the Retirement Eligible Recipient for the Performance Period (as determined pursuant to Section 7 hereof);

(b) if: (i) prior to the Vesting Date, there has not been a Change in Control which has resulted in the issuance of Shares of Common Stock to the Recipient pursuant to Section 8 hereof; and (ii) the Recipient’s employment with the Company has been terminated prior to the end of the Performance Period due to the Recipient’s Disability; then (iii) during the period beginning on the first day following the end of the six (6) month period following the date on which the Recipient’s employment with the Company is terminated and ending at the end of the thirty (30) day period following such date, the Company shall issue to the Recipient, Shares of Common Stock, equal in number to the number of Performance Units contained in the Targeted Performance Unit Award;

(c) if: (i) prior to the Vesting Date, there has not been a Change in Control which has resulted in the issuance of Shares of Common Stock to the Recipient pursuant to Section 8 hereof; and (ii) the Recipient’s employment with the Company has been terminated prior to the end of the Performance Period due to the Recipient’s death; then (iii) as soon as practicable following the date of the Recipient’s death, but in no event later than December 31 of the calendar year following the calendar year in which the Recipient’s death occurs, the Company shall issue to the Recipient’s Beneficiary, Shares of Common Stock, equal in number to the number of Performance Units contained in the Targeted Performance Unit Award;

(d) if: (i) prior to the Vesting Date, there has not been a Change in Control which has resulted in the issuance of Shares of Common Stock to the Recipient pursuant to Section 8 hereof; and (ii) the Recipient’s employment with the Company has been terminated prior to the later of end of the Performance Period and the first anniversary of the date the Award is made to the Recipient: (I) by the Company “without cause” (as “cause” is defined in Section 6(c) below) (whether or not the Recipient is a Retirement Eligible Recipient); and (II) for a “Good Reason”, but, only to the extent that a written agreement defining “Good Reason” exists between the Company and the Recipient; then (iii) during the period beginning on the first day following the end of the six (6) month period following the date on which the Recipient’s employment with the Company is terminated and ending at the end of the thirty (30) day period following such date, or, if later, on March 1 following the end of the Performance Period or as soon as practicable thereafter, the Company shall issue to the Recipient, Shares of Common Stock, equal in number to the number of Performance Units (and related Dividend Equivalent Units) which are deemed to have been earned by the Recipient (as determined pursuant to Section 7

(e) if: (i) prior to the Vesting Date, there has not been a Change in Control which has resulted in the issuance of Shares of Common Stock to the Recipient pursuant to Section 8 hereof; and (ii) the Recipient’s employment with the Company has been terminated after the end of the Performance Period: (I) due to the Recipient’s Disability; (II) by the Company “without cause” (as “cause” is defined in Section 6(c) below); or (III) for a “Good Reason”, but, only to the extent that a written agreement defining “Good Reason” exists between the Company and the Recipient (in each of the instances described in (I), (II) and (III),whether or not the Recipient is a Retirement Eligible Recipient); then (iii) during the period beginning on the first day following the end of the six (6) month period following the date on which the Recipient’s employment with the Company is terminated and ending at the end of the thirty (30) day period following such date, the Company shall issue to the Recipient, Shares of Common Stock, equal in number to the number of Performance Units (and related Dividend Equivalent Units) which are deemed to have been earned by the Recipient (as determined pursuant to Section 7);

(f) if: (i) prior to the Vesting Date, there has not been a Change in Control which has resulted in the issuance of Shares of Common Stock to the Recipient pursuant to Section 8 hereof; and (ii) the Recipient’s employment with the Company has been terminated after the end of the Performance Period due to the Recipient’s death (whether or not the Recipient is a Retirement Eligible Recipient); then (iii) as soon as practicable following the date of the Recipient’s death, but in no event later than December 31 of the calendar year following the calendar year in which the Recipient’s death occurs, the Company shall issue to the Recipient’s beneficiary, Shares of Common Stock, equal in number to the number of Performance Units (and related Dividend Equivalent Units) which are deemed to have been earned by the Recipient (as determined pursuant to Section 7); and

(g) if: (i) prior to the Vesting Date, there has not been a Change in Control which has resulted in the issuance of Shares of Common Stock to the Recipient pursuant to Section 8 hereof; and (ii) the Recipient’s employment with the Company has been terminated by the Company “for cause” (as “cause” is defined in Section 6(c) below) after the later of: (A) the end of the Performance Period; and (B) the first anniversary of the date on which the Award was made to the Recipient; and (iii) at the time the Recipient’s employment is terminated, the Recipient is a Retirement Eligible Recipient; then (iv) during the period beginning on the first day following the end of the six (6) month period following the date on which the Recipient’s employment with the Company is terminated and ending at the end of the thirty (30) day period following such date, the Company shall issue to the Retirement Eligible Recipient, Shares of Common Stock, equal in number to the number of Performance Units (and related Dividend Equivalent Units) which are deemed to have been earned by the Retirement Eligible Recipient (as determined pursuant to Section 7).

6. Forfeiture of Performance Units Upon Certain Terminations of Employment. (a) If: (i) prior to the Vesting Date, there has not been a Change in Control which has resulted in the issuance of Shares of Common Stock to the Recipient pursuant to Section 8 hereof; and (ii) the Recipient’s employment with the Company has been terminated prior to the later of: (A) end of the Performance Period; and (B) the first anniversary of the date the Award is made to the Recipient; but (C) after the Recipient has become a Retirement Eligible Recipient; and (iii) the Recipient’s employment with the Company has been terminated “for cause” (as “cause” is defined in Section 6(c) below) or for any other reason other than: (I) the Recipient’s death or Disability; or (II) a termination by the Company “without cause” (as “cause” is defined in Section 6(c) below); or (III) by the Recipient for a “Good Reason”, but, only to the extent that a written agreement defining “Good Reason” exists between the Company and the Recipient; then (iv) the Retirement Eligible Recipient shall forfeit his right to payment for any Performance Units awarded pursuant to the terms of this Instrument and the Company shall have no obligation to pay the Recipient any amount with respect to such Performance Units. (b) If: (i) prior to the Vesting Date, there has not been a Change in Control which has resulted in the issuance of Shares of Common Stock to the Recipient pursuant to Section 8 hereof; and (ii) the Recipient’s employment with the Company has been terminated prior to the Vesting Date (whether before or after the expiration of the Performance Period) for any reason other than: (I) the Recipient’s death or Disability; or (II) a termination of the Recipient by the Company without “cause” (as “cause is defined in Section 6(c) below); or (III) a termination by the Recipient for a “Good Reason”, but, only to the extent that a written agreement defining “Good Reason” exists between the Company and the Recipient; and (iii) at the time that the Recipient’s employment is terminated, the Recipient is not a Retirement Eligible Recipient; then (iv) the Recipient shall forfeit his right to payment for any Performance Units awarded pursuant to the terms of this Instrument and the Company shall have no obligation to pay the Recipient any amount with respect to such Performance Units. (c) For purposes of this Agreement, the term “cause” when used in the context of a termination “for cause” or a termination “without cause” shall mean that the Recipient has, in the determination of the Committee, engaged in egregious acts or omissions which have resulted in material injury to the Company and its business.

7. Performance Units Deemed Earned. For purposes of determining the amount of the payment to be made to the Recipient with respect to the Performance Units awarded pursuant to this Instrument, the number of Performance Units deemed to have been earned by the Recipient for the Performance Period shall be determined by the Committee as soon as practicable following the end of the Performance Period. To determine the number of Performance Units which shall be deemed to have been earned by the Recipient, the Committee shall first determine the Company’s ROIC for the Performance Period. The Committee shall compare the Company ROIC for the Performance Period to the Targeted ROIC for the Performance Period. If the Company ROIC for the Performance Period exceeds the Targeted ROIC for the Performance

Period, the number of Performance Units deemed to have been earned by the Recipient with respect to such Performance Period shall be equal to the number of Performance Units contained in the Targeted Performance Unit Award, increased by a number of Performance Units (provided that the aggregate number of Performance Units deemed to have been earned by the Recipient after any such increase shall not in any event exceed two hundred percent (200%) of the number of Performance Units contained in the Targeted Performance Unit Award) equal to five percent (5.0%) of the total number of Performance Units in the Targeted Performance Unit Award (or a pro-rata portion thereof) for each ten (10) basis points (or a pro-rata portion thereof) by which the Company ROIC for the Performance Period exceeds the Targeted ROIC for the Performance Period. If the Company ROIC for the Performance Period is less than the Targeted ROIC for the Performance Period and greater than the Company ROIC for the preceding fiscal year (the Company ROIC for the fiscal year immediately preceding the Performance period being hereinafter the “Prior Year ROIC”), the number of Performance Units deemed to have been earned by the Recipient for the Performance Period shall be equal to the number of Performance Units contained in the Targeted Performance Unit Award, reduced by a number of Performance Units equal to five percent (5.0%) of the total number of Performance Units in the Targeted Performance Unit Award (or a pro-rata portion thereof) for each ten (10) basis points (or a pro-rata portion thereof) by which the Targeted ROIC for the Performance Period exceeds the Company ROIC for the Performance Period. If the Company ROIC for the Performance Period is less than the Targeted ROIC for the Performance Period and less than the Prior Year ROIC, the number of Performance Units deemed to have been earned by the Recipient for the Performance Period shall be equal to the number of Performance Units contained in the Targeted Performance Unit Award, reduced by a number of Performance Units equal to five percent (5.0%) of the total number of Performance Units in the Targeted Performance Unit Award (or a pro-rata portion thereof) for each ten (10) basis points (or a pro-rata portion thereof) by which the Targeted ROIC for the Performance Period exceeds the Prior Year ROIC and further reduced by a number of Performance Units equal to 10 percent (10.0%) of the total number of Performance Units in the Targeted Performance Unit Award (or a pro-rata portion thereof) for each ten (10) basis points (or a pro-rata portion thereof) by which the Prior Year ROIC exceeds the Company ROIC for the Performance Period. If the Company ROIC for the Performance Period is equal to the Targeted ROIC for the Performance Period, the number of Performance Units deemed to have been earned by the Recipient shall be equal to the number of performance Units contained in the Targeted Performance Unit Award. No fractional Performance Units will be earned or issued, and, instead, the award of Performance Units will be rounded up or down to the nearest whole share. Notwithstanding the foregoing, for purposes of determining the number of Shares of Common Stock to be issued to the Recipient, the number of Performance Units which are deemed to be earned by the Recipient may, as contemplated by Section 6.08 of the Plan, be reduced by the Committee, in its discretion, to take into account such additional factors as may be determined by the Committee.

8. Issuance of Shares for Performance Units Upon a Change in Control. If a Change in Control occurs and, in connection with the Change in Control, the Acquiror (as defined in the Plan) does not either: (a) expressly assume, in writing, the obligations of the Company under the terms of this Award; or (b) issue to the Recipient a substitute award which is based on the Acquiror’s stock and is substantially equivalent to the terms of this Award, both from an economic perspective as well as from the perspective of the Recipient’s rights to issuance of Shares of Common Stock (or stock of the Acquiror) upon terminations of employment with or without “Cause”, due to death or Disability or on the initiative of the Recipient for a “Good Reason”; then (c)(i) if the Change in Control occurs after the end of the Performance Period, on the date the Change in Control occurs the Recipient shall, subject to the provisions of Section 9 below, be issued Shares of Common Stock, equal in number to the number of Performance Units, if any, deemed to have been earned by the Recipient pursuant to Section 7 hereof with respect to the Performance Period; and (ii) if the Change in Control occurs prior to the end of the Performance Period, on the date the Change in Control occurs the Recipient shall, subject to the provisions of Section 9 below, be issued Shares of Common Stock, equal in number to the number of Performance Units contained in the Targeted Performance Unit Award. Notwithstanding the foregoing, if any Shares of Common Stock have been issued to any Recipient under the terms of Section 4, Section 5 or Section 6 above and following the date of any such issuance, a Change in Control occurs, the Recipient shall not be entitled to any additional payment with respect to the Performance Units awarded to the Recipient pursuant to the terms of this Award as a result of the occurrence of the Change in Control.

9. Timing of Issuance of Shares. All Shares of Common Stock required to be issued to a Recipient in connection with the Performance Units reflected in this Award shall be issued on the same date.

10. Applicability of the Plan. Except as otherwise provided by this Instrument, the terms of the Plan shall apply to the Award described in this Instrument and the rights of the Recipient with respect to such Award. This Instrument, together with the Plan, contains all the terms and conditions of the Award described herein and the rights of the Recipient with respect to such Award.

11. Notices. Any notices or other communications given in connection with this Agreement shall be mailed, and shall be sent by registered or certified mail, return receipt requested, to the indicated address as follows:

If to the Company:

Gibraltar Industries, Inc.
3556 Lake Shore Road P.O. Box 2028
Buffalo, New York 14219
Attn: Corporate Secretary

If to the Recipient:

To the address of record or to such changed address as to which either party has given notice to the other party in accordance with this Section 11. All notices shall be deemed given when so mailed, except that a notice of a change of address shall be deemed given when received.

12. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meaning provided to such terms by the Plan.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first set forth above.

GIBRALTAR INDUSTRIES, INC.

By: ____________________________
Its: